ePlus Reports Restated Financial Results
                          for the Period Ended 9/30/04

HERNDON, VA - February 14, 2005 - ePlus inc. (Nasdaq NM: PLUS - news) announced today that it would file a Form 10-Q/A with the Securities and Exchange Commission to restate financial results for the periods ended September 30, 2004. The restated results correct an error related to the recording of a lease transaction in the Company's leasing subsidiary, ePlus Group, inc. As a result of the error, restated total revenues for the three and six months ended September 30, 2004 declined $743,395, restated net earnings declined $438,604, and restated fully diluted earnings per share declined $0.05 per share.

A table of changes to the cCondensed consolidated balance sheet, and condensed statements of earnings, and consolidated statements of cash flows is attached hereto.

Restated Financial Results

In connection with the preparation of its consolidated financial statements for the quarter ended December 31, 2004, the Company determined that a split payment lease transaction had incorrectly been recorded the prior quarter ended September 30, 2004. As a result of this discovery, the Company has corrected the error in recording this split payment lease and it will restate its assets as of September 30, 2004, and its earnings for the three and six month periods ended September 30, 2004. The Company has concluded that this error was the result of a misunderstanding of procedural controls to record payments received in connection with split payment financing arrangements.

Company management has discussed the accounting error described above with the Audit Committee of the Board of Directors and its independent registered public accountants. Management is working with the Audit Committee to identify and implement corrective actions, where required, to improve the effectiveness of its internal controls, including the enhancement of systems, accounting and review procedures and communications among its staff. Specifically, management has determined not to enter into any more split payment financing arrangements until the Company's accounting processes can be revised to accurately record them.

About ePlus Inc.

A leading provider of Enterprise Cost Management, ePlus provides a comprehensive solution to reduce the costs of purchasing, owning, and financing goods and services. ePlus Enterprise Cost Management (eECM) packages business process outsourcing, eProcurement, asset management, product and catalog content management, supplier enablement, strategic sourcing, and financial services into a single integrated solution, all based on ePlus' leading business application software. Profitable since inception in 1990, the company is headquartered in Herndon, VA, and has more than 30 locations in the U.S. For more information, visit www.eplus.com, call 888-482-1122 or email info@eplus.com.

ePlus(TM) is a trademark of ePlus inc. ePlus Enterprise Cost Management, and eECM, are trademarks applied for of ePlus inc.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release, which are not historical facts, may be deemed to be "forward-looking statements." Actual and anticipated future results may vary due to certain risks and uncertainties, including, without limitation, the existence of demand for, and acceptance of, our services; our ability to adapt our services to meet changes in market developments; our ability to integrate new acquisitions; the impact of competition in our markets; the possibility of defects in our products or catalog content data; our ability to hire and retain sufficient personnel; our ability to protect our intellectual property; the creditworthiness of our customers; our ability to raise capital and obtain non-recourse financing for our transactions; our ability to realize our investment in leased equipment; our ability to reserve adequately for credit losses; fluctuations in our operating results; our reliance on our management team; and other risks or uncertainties detailed in our Securities and Exchange Commission filings.

All information set forth in this release and its attachments is as of February 14, 2005. ePlus inc. undertakes no duty to update this information. More information about potential factors that could affect ePlus Inc.'s business and financial results is included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and the Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2004 (when filed), including without limitation under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the SEC and available at the SEC's website at www.sec.gov. Additional information will also be set forth in those sections in ePlus Inc.'s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004, which will be filed with the SEC on February 14, 2005.

Condensed consolidated balance sheets
                                                         At September 30, 2004

                                                   As Previously    As Restated
                                                     Reported
                                                  --------------  ---------------
Notes receivable                                  $   1,093,383    $     349,988
Total assets                                        354,438,911      353,695,516
Income taxes payable                                    428,202          123,411
Total liabilities                                   238,338,852      238,034,061
Retained earnings                                    68,880,405       68,441,801
Total stockholders' equity                          116,100,059      115,661,455
Total liabilities and stockholders' equity          354,438,911      353,695,516


Condensed consolidated statements of earnings
                                                      For the Three Months Ended         For the Six Months Ended
                                                         September 30, 2004                 September 30, 2004


                                                  As Previously                       As Previously
                                                    Reported        As Restated         Reported        As Restated
                                                  --------------  ---------------    ---------------  ---------------
Lease revenues                                    $ 12,654,485      $ 11,911,090     $   24,810,226    $  24,066,831
Total revenues                                     153,929,093       153,185,698        260,627,827      259,884,432
Earnings before provision for income taxes           4,227,001         3,483,606          7,913,442        7,170,047
Provision for income taxes                           1,733,070         1,428,279          3,244,511        2,939,720
Net earnings                                         2,493,931         2,055,327          4,668,931        4,230,327
Net earnings per common share - basic                     0.28              0.23               0.52             0.47
Net earnings per common share - diluted                   0.27              0.22               0.50             0.45


Condensed consolidated statements of cash flows
                                                        At September 30, 2004
                                                   As Previously
                                                     Reported       As Restated
                                                  --------------  ---------------

Cash flows from operating activities:
Net earnings                                      $   4,668,931    $   4,230,327
Changes in other receivables                         (1,041,397)        (298,002)
Changes in salaries and commissions payable,
  accrued expenses and other liabilities              7,084,471        6,779,680

                          Contact: Kley Parkhurst, SVP
                                   ePlus inc.
                                   kparkhurst@eplus.com
                                   703-984-8150